SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549




                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  August 7, 1997


                        FISHER SCIENTIFIC INTERNATIONAL INC.
                 (Exact name of registrant as specified in charter)




                                      Delaware
                            (State or other jurisdiction
                                  of incorporation)

                   1-10920                                02-0451017
           (Commission File No.)                       (IRS employer
                                                        identification no.)

           Liberty Lane, Hampton, New Hampshire           03842
         (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code (603) 926-5911







         ITEM 5.   OTHER EVENTS.

                   On August 7, 1997, Fisher Scientific International Inc. (the "Registrant") entered into an agreement and Plan of Merger (the "Merger Agreement") with FSI Merger Corp., a Delaware corporation ("FSI"). The Merger Agreement contemplates, among other things, the merger (the "Merger") of FSI with and into the Registrant. The Merger is conditioned upon, among other things, approval of the shareholders of the Registrant, receipt of financing and upon certain regulatory approvals. A copy of the Merger Agreement is attached as
         Exhibit 1 hereto and is incorporated herein by reference in its entirety.

                   A copy of the press release issued by the Registrant announcing the execution of the Merger Agreement is attached as
         Exhibit 2 hereto and is incorporated herein by reference in its entirety.

                   Effective August 7, 1997, the Registrant amended its Rights Agreement, dated as of June 9, 1997 (the "Rights Agreement"). The amendment provides, among other things, that FSI and its Affiliates will not be deemed an Acquiring Person (as such term is defined in the Rights Agreement"). The amendment will cease to be of any effect if the Merger Agreement is terminated in accordance with its terms. The text of the amendment is attached hereto as Exhibit 3 and is incorporated herein by reference in its entirety.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits

                   1. Agreement and Plan of Merger, dated as of August 7, 1997, by and between the Registrant and FSI Merger Corp.

                   2.   Press Release dated August 7, 1997.

                   3. First Amendment to Rights Agreement, dated as of August 7, 1997, between the Registrant and ChaseMellon Shareholder Services, L.L.C.







                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FISHER SCIENTIFIC
                                            INTERNATIONAL INC.



                                          By:    /s/ Paul M. Meister
                                             Name:   Paul M. Meister
                                             Title:  Senior Vice
                                                     President and Chief
                                                     Financial Officer


         Dated:  August 8, 1997








































                                  EXHIBIT INDEX



         Exhibit
           No.     Description


           1. Agreement and Plan of Merger, dated as of August 7, 1997, by and between the Registrant and FSI Merger Corp.

           2.      Press Release dated August 7, 1997.

           3. First Amendment to Rights Agreement, dated as of August 7, 1997, between the Registrant and
                   ChaseMellon Shareholder Services, L.L.C.